ElephantTalk


Elephant Talk Communications Inc.
Investor Presentation

NASDAQ-OTC : ETAK

The Intelligent Way to Communicate

Safe Harbor Statement

The attached presentation was filed with the Securities and Exchange Commission ("SEC") as part of the Form 8-K filed by Elephant Talk Communications, Inc. ("Elephant Talk") on August 18, 2008. Elephant Talk is holding presentations for its stockholders as well as other persons who might be interested in purchasing Elephant Talk's securities. A copy of the complete presentation is available on the SEC's website at (http://www.sec.gov). This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Elephant Talk. Forward-looking statements are based largely on expectations and projections about future events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements can be identified by terminology such as "anticipate," "believe," "could," "could increase the likelihood," "estimate," "expect," "intend," "is planned," "may," "should," "will," "will enable," "would be expected," "look forward," "may provide," "would" or similar terms, variations of such terms or the negative of those terms. Elephant Talk's actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. This presentation includes annualized revenue models and pro forma financial information that is based upon assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Elephant Talk's filings with the SEC. Elephant Talk's filings with the SEC are accessible on the SEC's website at (http://www.sec.gov). Forward-looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date they are made.

Elephant Talk as MVNE

ElephantTalk

- Full Mobile Virtual Network Enabler with an international roadmap
- Intermediary between Mobile Network Operator and Mobile Virtual Network Operator
- A Mobile Service Platform to connect many MVNO's
- An international network to efficiently distribute telecommunication services



MNO
Wholesale Radio Network
Elephant Talk
·Mobile Service Platform
• CRM & Billing
• Fulfillment (logistics/distribution)
• Customer Care
·Wholesale Radio Network License
·Additional Services
Wholesale Radio Network & Additional Services
Sales & Marketing MVNO I
Sales & Marketing MVNO II
Sales & Marketing MVNO III
Sales & Marketing MVNO IV

MVNO/E's and The Mobile Value Chain

ElephantTalk


Radio Access & Transmission
Switching & Network Elements
Content & Specialized Applications
CRM & Billing
Marketing, Branding & Sales
ET
Light MVNO
ET
ET
ET
Full MVNO

"Cell Phones Face Extinction As Smartphones Take Over "

Apple's iPhone, Verizon's open network, and devices based in Google's open source Android mobile platform are expected to put simple cell phones to rest.

- April 1, 2008 Information Week.

ElephantTalk

"Mobile Music a $7.3B Industry by 2013"

eMarketer says mobile music will account for almost 20% of the entire music market in the next three years.

- **July 1 2008, eMarketer News**

"Comcast Invests in Broadband Firm"

Comcast is making more inroads in mobile broadband. The cable firm made a seed-round investment in Littleton, Mass.-based startup Cartiza Networks, which is developing an IP-based content management and delivery system for mobile broadband networks.

- July 3, 2008, Wireless Week

Wireless Industry Trends

ElephantTalk

- Traditional Wireless Voice-Centric Telephony has Rapidly Commoditized, Forcing Consolidation and Massive Price Erosion
- Significant Emphasis has Shifted Away From Network Quality toward Handset Functionality, Form Factor and Limitless Capabilities of Broadband Connectivity
- As Wireless Handsets Effectively Become "3rd Screens", Value to Subscribers Continues to Shift from Transport to Content, Interactivity and Applications

Wireless Industry Trends

ElephantTalk

- Incumbent Wireless Operators Lack Expertise, Experience, Network Capabilities and Bandwidth to Serve/Support both Broadband Applications and Niche Players – No Inherent Economies of Scale
- Smartphone's, Increased Bandwidth, Open-Walled Application Environments and Niche Operators Will Proliferate at an Accelerated Rate
- Wireless Operators will Bifurcate Voice and Data Networks as 700Mhz and Other Spectrum is Built Out – Eager to Fill Massive Network Capacity and $20B Cost of Spectrum

The Opportunity

ElephantTalk

- Carriers Require Savvy Landline, Content and Facilities-Based Partners to Deploy and Serve Niche Wireless Telecom Operators They Cannot Efficiently Serve
- Economic Realities and Equity Markets Will Force Niche Operators to Partner with Facilities-Based Enablers to Reduce Operational Build-Out and Business Model Risk

The Opportunity

ElephantTalk

- Consumer & Enterprise End-User Subscribers Will Require Enhanced Interactivity, Technical and Application Support That Carriers Cannot Provide
- Niche Telecom Operators Will Establish Subscriber Bases Characterized by Entrenched, ARPU-Stable, Low-Churn, “Sticky” Users

Characteristics of Successful Niche Operators

ElephantTalk

- Unique Content, Transferrable Brand or Subscriber Interaction
- Strong, embedded customer base and stable, solid core identity
- Not from the telecom business, no wireless expertise
- Subscribers or interactions that are highly "3rd Screen" fluent, less than typical price elasticity
- Existing financial relationship that has or can easily migrate to the web

Share Price Smartphone MVNO's

ElephantTalk



250
200
150
100
50
0
1-1-2006
1-3-2006
1-5-2006
1-7-2006
1-9-2006
1-11-2006
1-1-2007
1-3-2007
1-5-2007
1-7-2007
1-9-2007
1-11-2007
1-1-2008
1-3-2008
1-5-2008
1-7-2008
Apple
RIMM

Market Trends: Continued Growth

ElephantTalk

The Telecom Industry is characterized by Upward trending growth

World Revenue Forecasted Trend, (US$ billion)



1,200
1,000
800
600
400
200
0
Mobile
Fixed
Internet
2005
2006
2007F
2008F
2009F
2010F
2011F

Source: Finergy Consulting Analytics

- Significant Fragmentation among companies selling telecom services, including MVNO's (Mobile Virtual Network Operators)
- Significant Consolidation among companies operating networks, including MNO's (Mobile Network Operators)
- Tremendous, pent-up demand for intermediate integration partnership to facilitate more rapid deployment and lower-risk launches

How Does ETAK Fit In?

ElephantTalk

- MNO's need systems integration to:
  - Provide MVNO's flexible tools to differentiate
  - Overcome retail focus of their legacy systems
  - Streamline use of expensive internal resources through aggregation
  - To deal with MVNO's profitably

- MVNO's need systems integration to:
  - Facilitate low cost market entry, allocating funds for marketing & sales
  - Compensate for their non-technical resources & focus
  - Acquire tools for easier Differentiation and Market Positioning
  - Accommodate fast-paced growth & facilitate global expansion

- ETAK's infrastructure is specifically designed for B-B players, like MVNO's
- Mobile network elements reside on top of existing, proven fixed network
- ETAK's growth requires significantly lower Capex, Opex for overall lower execution risk

New Generation Business Model



MNO
ElephantTalk
MVNO
Radio Network GSM
Radio Network GPRS
Radio Network UMTS
Radio Network HSDPA
HLR
GGSN
IN Prepaid
WAP
SMS
MMS
Voice Mail
OTA
USSD
Provisioning
Postpaid Billing
Prepaid Billing
IVR
Number Porting
Lawful Intercept
mPayment
1-to-1 communication
1 Bill for all Products
Logistics
Reporting
Invoicing
Tariff
CRM
Fraud Management
Self Care
eTop-ups
Voucher Top-ups
Customer Service
Marketing
Sales

Traditional vs. New Generation

ElephantTalk

Traditional	New Generation
High investments in network components and additional services	Low investments in network components and additional services
High operational expenses	Low operational expenses
Substantial telecommunication expertise required	Minimal telecommunication knowledge required
Long Lead-Time	Short Lead-Time
Difficult to integrate infrastructure components	Fully integrated infrastructure with additional services

ETAK Corporate Overview

ElephantTalk

- We provide traditional & next-generation landline and wireless telecommunication services to niche (virtual) telecom operators
- 100% outsourced model for customers, with focus on systems integration
- Superior, proven back office/billing/CRM (customer relationship management) and IN (intelligent network) platform in place
- Fully licensed and interconnected in nine (9) countries
- Pan-European proprietary network of switches, management software
- Globally positioned switches, servers to deliver VoIP and Content
- Stable, low-churn Business-to-Business (B2B) model

Why We Are Unique

ElephantTalk

- High level of Systems Integration
- Value-Added Partner to Carriers and Operators Alike
- Global Footprint, Agnostic Network
- Centralized Operational Structure – Streamlined Overhead
- Leveraged, Proven Infrastructure with Reduced Risk and Overhead

Unique Value Proposition to Customers

ElephantTalk

- Build it your way
  - ETAK offers a full suite of Telecom Products and Services - Telco-blocks.
  - By choosing and combining different Telco-blocks our clients create customized consumer offerings through our turnkey platform
- ETAK's Telco-blocks
  - Voice services
  - Data/Media Services
  - Mobile Services
  - VoIP Services
  - Network services
  - WiFi Services
  - CRM – Billing Services
  - Wholesale Services




Build your own proposition




Build it your way with Elephant Talk

Services Offered

ElephantTalk

- Landline Telephony and Media Services
  - Carrier Select, Carrier PreSelect, Dial Around access plans
  - 2-stage Shared Cost/Premium Rate billing; pre/post paid value cards
  - VoIP through desk/laptop client, or existing phone with VoIP box
- Originating & Terminating Wholesale Services
  - Toll Free, Shared Cost, Premium Rate Originating Services
  - Revenue Shared Terminating Services
  - LCR (Least Cost Routing) Global Terminating Services
- Mobile Access Services
  - MVNE (Mobile Virtual Network Enabler) Services, based on 3rd party mobile networks
  - Wireless Services, based on ET's own WIFI and/or WIMAX networks
  - Global Roaming Services
- Supporting Services
  - Content, Streaming, Codec, MediaPhone
  - Billing-CRM (Customer Relationship Management)-IN (Intelligent Network) Services
  - Payment Transaction Services

Interconnects & Technology Partners

ElephantTalk

- Telekom Austria
- swisscom
- BT
- kpn
- COLT
- belgacom
- Telecom Italia
- Telefónica
- Batelco
- BT Albacom
- versatel – A company within the Tele2 Group
- T-Mobile – simply closer
- orange
- Red Eléctrica de España
- Vodafone
- UTS
- 3U Telecom
- TELES communication systems
- ETEL Motion Technology
- Sagem Télécommunications – Safran Group
- Level (3) Communications
- T-Systems – Business flexibility
- blueslice networks
- Performance Technologies
- telesoft – A Bharti Enterprise
- n9uf
- SingTel – asia's leading communications company
- PCCW 電訊盈科

Where We Operate

ETAK is present in most European countries. The switching network is physically connected to any local incumbents network.


ETAK, including pending acquisitions
ETAK VoIP/Media Platforms
ETAK Planning
Hannover
Moscow
London
Amsterdam
China
Barcelona
Hong Kong
Miami
Curacao
Bahrain
Brazil
South Africa
New Zealand

MVNE / MVNO Network Implementation

ElephantTalk

Centralized connectivity of local switches allows:

- **Significant termination traffic savings**
- **Vastly lower roaming charges**
- **Valuable network economies or scale**


HLR
HLR
HLR
HLR
HLR

ETAK's Business Operating Support System (BOSS)

ElephantTalk

- **BOSS,** ETAK's core system, boasts State of the Art flexibility and a dynamic feature set that ensures rapid, low-cost deployments.
- The Core Modules have been designed to address all the major business processes of ET or a partner.
  - CRM
  - Billing
  - Payment
  - Provisioning
  - Self Care
  - Sales & Marketing
  - Revenue Assurance
  - Control
- The Satellite Modules are unique and tailored to local situations.



Trouble Ticketing
Customer Management
Data Mining & Profiling
Mobile
Carrier (Pre)Select
Premium Rate &
Toll Free Services
Rating Management
Bill Mediation
Invoicing
Prospect Management
Sales Management
Analyzer
Dashboard
Reporting
Quality Analysis
Quality Control
Credit Card
Direct Debit
PayPal
Switches
HLR (mobile)
Porting
Credit Management
Credit Control
Fraud Management
Routing Analysis
•CRM
•Self Care
•Billing
•Sales & Marketing
ET-BOSS
•Control
•Payment
•Provisioning
•Revenue Assurance

ETAK's Reporting Dashboard

ElephantTalk


Elephant Talk CRM
The intelligent way to communicate
Module
Customer Care
UI Setup
Reporting
Dealers Report
Management Report
Report Setup
Dashboard
OPERATIONS
FINANCE
SALES
Country
Service
Period
24/04/2008
24/04/2008
Hour
Day
Month
Query
600
REVENUE
150
COSTS
35
MARGIN

ETAK's Unique Competitive Advantages

ElephantTalk

- ETAK is the first to create and offer:
  - Streamlined network with intelligent switches on a global scale
  - Relentless focus on Systems Integration for non-complex, easy of use
  - Turnkey global distribution network
- ETAK's Low Cost Pricing Advantage vs. Competition:
  - One Network, One System
  - Single layer of management, one overhead structure
- ETAK's Specialization: Business to Business focus with:
  - User Friendly Interfaces ('Dashboard')
  - Centralized Customer Recognition & Management Tools
  - One set of Financial Controls
- ETAK's Global Infrastructure vs. Local Infrastructure of Competitors:
  - Facilities in 4 continents based on Proprietary Software & Systems
  - Eliminates obstacles caused by borders, networks, devices, or media

Execution of Strategy

ElephantTalk

- Expansion of Geographical Footprint
  - USA, Canada, Caribbean, Greater China
  - Portugal, Turkey
  - Jordan, Oman

- Adding Additional Mobile/Wireless Overlays to Our Existing Footprint
  - T-Mobile Netherlands, Vodafone Spain (in progress)
  - Wireless Broadband: JV Caribbean (UTS), JV ME&A, JV Netherlands
  - Partnering global Players like T-Mobile, Orange, Vodafone, Hutchinson

- Expanding systems capabilities
  - Build up Network Operating Center in Guangzhou
  - Acquisition Infitel IN Platform, JV Moba,
  - New Release Billing/CRM/IN, additional staff

ETAK's Key Position in Telecom Grid

ElephantTalk


Landline/Wireless First/Last Mile Access Facilities
Network Infrastructure
Operational Infrastructure
Sales and Marketing
Wireless
Mobile
Fixed
VOICE / DATA
Wifi (wimax) Radio Network Operators
Roaming
Roaming
Mobile Radio Network Operators
Other Licenced Operators
Local Incumbents
ET /JV'S
INTERCONNECT / TRANSIT / IDD / MVNE / ROAMING
REGULATED / COMMERCIAL CONTRACTS
LICENCES / PERMITS / REGISTRATION
WIFI NETWORK MANAGEMENT HLR / IN SGSN
MOBILE NETWORK MANAGEMENT HLR / IN GGSN
FIXED GLOBAL NETWORK MANAGEMENT
MANAGEMENT
INTELLIGENT
DISTRIBUTION
NETWORK
CONTENT
ENHANCED BILLING / CRM REPORTING ACCOUNTING
BASIC BILLING / CRM REPORTING ACCOUNTING
SERVICE / SUBCRIBER MANAGEMENT / REPORTING TOOLS
COMMERCIAL CONTRACTS
COST+ / MARKET- / REV. SHARING / FIXED FEE
ROAMING PARTNERS ISP'S VoIP RESELLERS PPCC'S CONTENT DISTRIBUTORS
MVNO'S
RESELLERS AGREGATORS PPCC'S CS/CPS CONTENT DISTRIBUTORS PAYMENT FACILITATORS DIAL-AROUND
BUSINESS SUPPORT SERVICES
CALL CENTRE / LOGISTICS / TRAINING / PROVISIONING

<u>WHAT IS OFFERED BY INCUMBENTS</u>

Inflexible legacy systems
Mass Marketing
Retail focus

<u>WHAT IS IN DEMAND BY MVNO'S</u>

Flexible on-line systems
Individualised / community marketing
Wholesale focus

Revenue Model MNO-MVNE-MVNO

ElephantTalk

- MNO-MVNE
  - Managed services average revenues $ 1.50 per SIM per month
  - Cost of Sales 10%; Gross Margin* 90% = $ 1.35 per SIM per month

- MVNE-MVNO
  - Airtime Average Revenue per SIM per month $ 30 Retail
  - Assuming 40% MVNO margin
  - Airtime Average Revenue per SIM per month $ 18 for ETAK
  - Cost of Sales Airtime 80%; Gross Margin 20% = $ 3.60 for ETAK
  - SIM Hosting & Billing Revenues per SIM per month $ 2 for ETAK
  - Cost of Sales Hosting 10%; Gross Margin 90% = $ 1.80 for ETAK
  - Gross Revenues for ETAK $ 20 per SIM per month
  - Gross Margin for ETAK $ 5.40 per SIM per month

* Excluding Depreciation

Revenue Model MNO-MVNE-MVNO Spain

ElephantTalk

- MNO-MVNE
  - Managed services average revenues $ 1.50 per SIM per month
  - Cost of Sales 10%; Gross Margin 90% = $ 1.35 per SIM per month
  - After 12 month in Spain 250,000 SIM's under contract from MNO
  - After 12 month Annualized Revenues $ 4.5m for ETAK
  - After 12 month Annualized Gross Margin $ 4m for ETAK
- MVNE-MVNO
  - Gross Revenues for ETAK $ 20 per SIM per month
  - Gross Margin for ETAK $ 5.40 per SIM per month
  - After 12 month in Spain 20,000 SIM's under contract from MVNO
  - After 12 month Annualized Revenues $ 4.8m for ETAK
  - After 12 month Annualized Gross Margin $ 1.3m for ETAK
- Total Annualized Revenues & Margin for ETAK Spain after 1 year:
  - Annualized Revenues $ 9.3m for ETAK
  - Annualized Gross Margin $ 5.3m for ETAK

Revenue Model MNO-MVNE-MVNO Netherlands

ElephantTalk

- MNO-MVNE
  - Managed services average revenues $ 1.50 per SIM per month
  - Cost of Sales 10%; Gross Margin 90% = $ 1.35 per SIM per month
  - After 12 month 100,000 Dutch SIM's under contract from MNO
  - After 12 month Annualized Revenues $ 1.8m for ETAK
  - After 12 month Annualized Gross Margin $ 1.6m for ETAK
- MVNE-MVNO
  - Gross Revenues for ETAK $ 20 per SIM per month
  - Gross Margin for ETAK $ 5.40 per SIM per month
  - After 12 month 50,000 Dutch SIM's under contract from MVNO's
  - After 12 month Annualized Revenues $ 12m for ETAK
  - After 12 month Annualized Gross Margin $ 3.2m for ETAK
- Total Annualized Revenues & Margin for Netherlands after 1 year:
  - Annualized Revenues $ 13.8m for ETAK
  - Annualized Gross Margin $ 4.8m for ETAK

General Revenue Model ETAK

ElephantTalk

- Fixed Network Outsourcing Services
  - Sufficient Revenues & Margin to cover all related overheads
  - Global Revenues will grow to $ 15-20m per month
  - Overall Gross Margin 4%; $ 600-800k per month

- Mobile Network Outsourcing Services
  - Revenues per MVNE Platform will grow to $ 2.5m per month
  - Gross Margin per MVNE Platform will grow to $ 1m per month

- Objectives for the next 3 to 4 years
  - Fixed line presence in 25 countries
  - MVNE Platform in 10-15 countries
  - Revenues will grow to $ 40-45m/month
  - Gross Margin will grow to $ 10-11m/month
  - EBITDA will grow to $ 7-8m/month

Corporate Mission

To drive profitability and shareholder value as the premier global network systems integrator for niche telecom operators

Management

Proven Industry and Entrepreneurial Experience

Steven van der Velden, Chairman & CEO
Bruce Barren, Vice-Chairman & Independent Director
Roderick de Greef, Independent Director
Yves van Sante, Director
Johan Dejager, Director
Willem Ackermans, Director and CFO
Martin Zuurbier, Director and CTO

Alex Vermeulen, Secretary and Legal Counsel

Alexander Lancee, Chief Marketing Officer
Mark Nije, General Manager Europe
Mazen Al Haddad, General Manager Middle East & Africa
Stan Lee, General Manager and CFO Far East

Independent/Non-Management Board:

4 of 7 Members are currently Independent and/or Non-Management Directors
Next year majority of Board will become Independent

Balance Sheet Estimates, June 30, 2008

ElephantTalk

Pro Forma US$ (unaudited and not reviewed)	June 30, 2008	Adjustment	Pro Forma[1]
Cash	3.745.568	2.650.000	6.395.568
Other Current Assets	6.647.952		6.647.952
Total Current Assets	10.393.520	2.650.000	13.043.520
Property and Equipment - Net	3.396.046	-150.000	3.246.046
Intangible Assets - Net	11.773.692		11.773.692
Total Assets	25.563.258	2.500.000	28.063.258
Total Current Liabilities	14.949.628	-6.711.428	8.238.200
Other Liabilities (bank HKG)		1.450.000	1.450.000
Minority Interest	171.144		171.144
Stockholders'Equity (Deficit)	10.442.486	7.761.428	18.203.914
Total Liabilities & Shareholders' Equity	25.563.258	2.500.000	28.063.258

[1] Based on $4m additional equity raised in July & August of which $ 3m has been received to date and $ 1m will be received before August 31, $1m cash loss, $0,5m funding fees, $0,3m investments less $ 0,45m depreciation, plus issuing $ 5,26m in shares for management compensation

ETAK's Unique Intangible Assets

ElephantTalk

We have built our global, fully integrated switching/network management/billing/CRM/IN platform for both fixed and mobile/wireless access

According to industry experts, ETAK has at least a 2-year lead time over any of its competition in providing a turnkey resale telecom platform to enable the next generation of niche operators.

ETAK has greater than $55M in infrastructure, deployment, licenses and connectivity in place and producing considerable revenues.

Financial Highlights after restructuring

- Basically debt free balance sheet, except trade debt
- Two promissory notes have been converted
- Acceptable debt:equity ratio post restructuring
- Estimated 2008 revenues of $80M, including pending acquisitions (without major acquisitions $ 55-60M)



Annual Revenues
58% CAGR
$ Millions
600
500
400
300
200
100
0
47
80
127
201
319
505
2007A
2008E
2009E
2010E
2011E
2012E

Excluding largest acquisition under negotiation. Source: Company.

Market Valuation Outlook

ElephantTalk

Comparable valuations

- Recent transactions 1.0x to1.5x times multiple of revenues
  In 2006: Virgin Mobile MVNO sold at ~1.5x annualized revenues to NTL[1]
  In 2007: Danish MVNO sold at 1.0x revenues to TeliSonera[2]
- ETAK 2008 revenues (estimated to be $80M, including pending acquisitions; without major acquisitions $55-60M) vs 2007 revenues ($47M) = 70% growth
- ETAK projecting 58% per annum (CAGR[3]) during next four years
- At 2 x P/S ETAK Potential valuation in 3 to 4 years = $600M to $1B

[1] Atlantic-ACM, [2] Telebusillis, [3] Compound Annual Growth Rate.

12 Investment Highlights

ElephantTalk

1. Unique concept: Global in nature, wide network access and systems integration
2. Telecom industry: Upward trending growth & Market Demand Created by Fragmentation of Sales & Marketing
3. Highly experienced entrepreneurial management team
4. $25M invested by insiders, plus another $7M currently being invested
5. Globally positioned: Asia, North America, The Middle-East & Europe
6. Existing facilities & infrastructure:

   Curaçao, Guangzhou, Hong Kong, Bahrain, Milan, Amsterdam, Paris, Hannover, London, Madrid, Barcelona, Zurich, Vienna, Los Angeles
7. Existing Tier 1 Carrier partners including:

   BT, KPN, T-Mobile, Telecom Italia, Telefonica, SwissCom

12 Investment Highlights, continued

ElephantTalk

8. Industry valuation standard range: 1.0x to 2.5x times annual revenues
9. Historical annual revenues:

   2006: $32M (Pro Forma)

   2007: $47M

   2008E: $80M (including pending acquisitions; without major acquisitions $ 55-60M)

   2009E: $145M

10. Projected positive EBITDA by end of Q4 2008 (only if including pending acquisitions)
11. Projected annual revenue growth of 70% in 2008 (including pending acquisitions; without major acquisitions $ 55-60M)
12. Estimated enterprise value: (Based on 1.5x times Price/Revenues)

    2008: $120M

    2009: $217.5M